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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 18, 2002

                                 FMC CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                   Delaware                 1-2376              94-0479804
         (State or other jurisdiction    (Commission         (I.R.S. Employer
               of incorporation)         File Number)       Identification No.)

              1735 Market Street, Philadelphia, Pennsylvania 19103

               (Address of principal executive offices)   (Zip Code)

                                 (215) 299-6000

                                ________________

                         Registrant's telephone number,
                               including area code

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ITEM 5. OTHER EVENTS.

     On December 17, 2002 we issued a press release (attached hereto as Exhibit 99.1) announcing the election of G. Peter D'Aloia, C. Scott Greer to our Board of Directors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


     99.1 Text of Press Release dated December 17, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FMC CORPORATION

                                      By: /s/ W. Kim Foster
                                      ------------------------
                                      W. Kim Foster
                                      Chief Financial Officer

                                      Dated: December 18, 2002